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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                     Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2008 through October 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Diversified
High Income Trust
Semiannual Report | October 31, 2008

Ticker Symbol:    HNW

[LOGO]PIONEER
Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Schedule of Investments                                                       12

Financial Statements                                                          35

Financial Highlights                                                          39

Notes to Financial Statements                                                 40

Trustees, Officers and Service Providers                                      50


       Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at . Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


       Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    3

Portfolio Management Discussion |10/31/08

A credit crisis that originally appeared in the U.S. subprime mortgage market spread to financial markets throughout the globe during the six months ended October 31, 2008. As markets grew increasingly worried about credit risk, corporate bonds and bank loans were among the asset classes that suffered steep price losses in a global flight-to-quality that primarily benefited only the highest-quality assets, such as U.S. Treasuries. The following is an interview with Portfolio Managers Andrew Feltus, CFA, and Jonathan Sharkey, who discuss the factors that affected performance of Pioneer Diversified High Income Trust during the six-month period ended October 31. Mr. Feltus and Mr. Sharkey are members of the Pioneer Fixed Income Department and leaders of the investment team responsible for the daily management of the Trust.

Q  How did the Trust perform during the six months ended October 31, 2008?

A Pioneer Diversified High Income Trust had a total return of -25.51% at net asset value and -31.16% at market price during the six months ended October 31, 2008. During the same period, the Trust's custom benchmark returned -22.11%. The custom benchmark is based on a 50% weight of the Merrill Lynch Global High Yield and Emerging Markets Plus Index, which returned -26.77%, and a 50% weight of the CSFB Leveraged Loan Index, which returned -17.44%. The Trust's distribution yield to investors on October 31, 2008, was 20.14% at market price.

Q What was the investment environment like during the six months ended October 31, 2008?

A An emerging crisis in financial markets hit credit markets particularly hard during the six-month period, resulting in dramatic price declines for investments carrying credit risk, including high-yield corporate bonds, investment-grade corporate bonds, and bank loans. October, the final month of the period, was the worst month on record in both the high-yield bond market and the bank loan market. The Merrill Lynch Global High Yield and Emerging Markets Plus Index returned -17.62%, and the CSFB Leveraged Loan Index returned -13.03% during that month alone. The problem started with the deterioration in housing prices, which eventually resulted in the failure or near-collapse of several major financial institutions. As the financial markets became more volatile and available money for traditional lending grew scarce, Congress passed a $700 billion financial rescue plan and the Federal Reserve Board (the "Fed") continued to find ways to inject more money into the financial system. The Fed, for example,


4    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08
   cut the key fed funds rate to just 1.00% in October 2008. Meanwhile, evidence increased of deteriorating economic conditions both in the United States and abroad, with fears growing that the global economy might already have entered a recession.

   In this environment, in which investors tried to avoid risk, U.S. Treasuries and the sovereign debt of foreign industrialized nations tended to hold up better than other parts of the fixed-income markets. Mortgages backed by U.S. federal agencies trailed Treasuries, but outperformed most other types of fixed-income investments. Bank loans, while turning in their worst performance on record, nevertheless outperformed corporate bonds, both high yield and investment grade. In the emerging markets, higher-quality sovereign debt performed relatively well, outperforming U.S. investment-grade corporate bonds. Other emerging market securities, including corporates, did well until late summer, when they faltered as the aversion to credit risk spread to markets throughout the world.

Q What were your principal investment strategies for the Trust during the six months ended October 31, 2008?

A We kept the Trust well diversified, with larger allocations to U.S. and foreign high-yield securities, floating-rate bank loans and event-linked bonds. We managed the Trust to maintain a balanced, fixed-income strategy that gives its portfolio exposure to different yield-oriented asset classes. At October 31, 2008, for example, approximately 29% of the Trust's assets were invested in domestic bank loans and more than 28% of assets were invested in U.S. high-yield corporate bonds. Emerging market and European high-yield investments accounted for nearly 10% of Trust investments at October 31, while mortgage-backed securities represented nearly 6% of assets. Also, about 23% of the Trust's assets were invested in event-linked bonds, which are issued as reinsurance securities against the possibility of significant losses from natural catastrophes, such as hurricanes or earthquakes. The rest of the Trust's assets were allocated to cash and cash equivalents. The average credit quality of Trust's investments was B+ at October 31, 2008.

   The Trust has the ability to borrow funds, or use leverage, in its investment strategy. At the end of the period, about 30.2% of the Trust's portfolio was leveraged through bank loans.

Q  How did the Trust's positioning affect performance results for the period?

A The Trust's investment in event-linked bonds supported relative performance, as these securities outperformed other high-yielding categories. While several strong hurricanes did cause significant property losses over the six-month period, the damage was not sufficient to adversely affect investors in the bonds. The Trust's exposure to high-yield bonds hurt performance during a period when lower-rated securities performed poorly.


       Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    5

   Also, the Trust's relatively low exposure to emerging market and European high-yield bonds helped relative performance, as those securities performed particularly poorly over the period. We underweighted the Trust both in European high-yield corporate bonds and the euro currency, because we believed the European market offered less yield than the United States, while many European corporations had greater debt loads, or leverage, than American companies.

   Although bank loan investments tended to lose value during the six months, the Trust's portfolio held up better than the overall bank loan market, primarily because of the higher-quality orientation of the portfolio. We focused on loans with credit ratings of BB- and above. We also had fewer covenant-light loans, which are bank loans that offer relatively thin protection for investors. The Trust's investments tended to be in loans that offered greater covenant protection, and these outperformed the overall loan market. During the period ended October 31, 2008, we added investments in senior tranches of private label, lower-quality U.S. mortgage-backed securities. The investments did not help the Trust's performance immediately, but we found their valuations to be particularly attractive, as they were priced for extremely severe scenarios that we thought unlikely to occur.

   While the Trust's use of leverage allowed investors to gain higher yields, the use of leverage tends to exaggerate the price moves in the market. During a period in which higher-yielding investments tended to endure losses in their valuations, the use of leverage hurt the Trust's performance on a total return basis.

Q What were some of the individual investments that influenced the Trust's performance?

A The Trust's position in bank loans to Talecris helped support results when the value of the investment increased in value. A health care-related company involved in processing blood supplies, Talecris successfully entered into an agreement with another corporation that improved the company's growth prospects.

   On the negative side, two defaults held back performance. One was of a bank loan to LandSource, which is a land development joint venture between homebuilder Lennar and the California Public Employees' Retirement System (CALPERS). The joint venture was hit hard by the real estate slump in California and filed for bankruptcy protection. We have retained the position because we think there is an opportunity to recover some of the value of the investment. The second default was of a bond issued by Bulgaria Steel. The company had been acquired by a group of Indian investors who subsequently found that the company had some unanticipated problems. We sold most of the Trust's Bulgaria Steel holding. Also hurting performance were investments in the bonds of Kazak and Russian banks, which



6    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08
   underperformed other emerging market corporate bonds when they came under pressure in the global credit crisis.

Q  What is your investment outlook?

A As we enter a six month period, we think both high-yield bonds and bank loans appear inexpensive.

   We have a cautious view of the near-term environment for bank loans because of the many uncertainties in the market. On a fundamental basis, we believe bank loans have been trading at extraordinarily cheap levels and offer the opportunity for some price appreciation when the market begins to stabilize and eventually recover. We believe that even if market default rates were to increase from their present levels, bank loans at present prices offer considerable potential value. However, the market still may face some short-term volatility. With loan prices at unprecedented lows, the overall loan market is trading at intrinsic value (this means that the entire loan market is being priced by investors at levels that reflect historical recovery rates in bankruptcy). With loan prices at historically deep discounts, any payments by borrowers should allow investors to reap capital appreciation, and the payment proceeds would then need to be reinvested by fund managers. That should boost both demand and prices, given the limited supply of new loan issues in today's market.

   In the high-yield bond market, we think prices -- as reflected by the yield spreads between high-yield bonds and less-risky investments -- are trading at levels that reflect Depression-era default rates, which we believe is a highly unlikely scenario. While we cannot forecast when the economy will begin to improve, we do think there is great value in the high-yield market. We intend to rely on intensive credit analysis and remain focused on finding the best opportunities among the highest-quality companies in the high-yield market.

   We also expect to continue to look at values for investments in event-linked bonds, as those opportunities present themselves.

Please refer to the Schedule of Investments on pages 12-34 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.


       Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    7

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

The Trust may invest significantly in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust may use leverage through the issuance of preferred shares with an aggregate liquidation preference of up to 331/3% of the Trust's total assets after such issuance. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's registration statement on Form N-2 relating to its common shares, which may be viewed by visiting the Securities and Exchange Commission's web site at http://www.sec.gov.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Portfolio Summary | 10/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                    60.4%
Floating Rate Loan Interests                                               28.9%
Asset Backed Securities                                                     3.9%
Temporary Cash Investments                                                  3.3%
Collateralized Mortgage Obligations                                         1.9%
Convertible Bonds & Notes                                                   1.4%
Convertible Preferred Stock                                                 0.2%
Common Stock*                                                               0.0%
Warrants*                                                                   0.0%

* Amount is less than 0.1%.


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

A & Higher                                                                  6.1%
BBB                                                                         0.2%
BB                                                                         28.6%
B                                                                          36.7%
CCC & Lower                                                                 9.0%
Cash Equivalents                                                            3.3%
Not Rated                                                                  16.1%

The portfolio is actively managed, and current holdings may be different.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.    Atlantic & Western Re, Ltd., 10.133%, 1/9/09 (144A)                 1.45%
--------------------------------------------------------------------------------
 2.    Australis, Ltd., 6.441%, 3/24/09 (144A)                             1.45
--------------------------------------------------------------------------------
 3.    Calabash Re, Ltd., 11.311%, 6/1/09 (144A)                           1.17
--------------------------------------------------------------------------------
 4.    Fhu-Jin, Ltd., 6.691%, 8/10/11 (144A)                               1.15
--------------------------------------------------------------------------------
 5.    Residential Reinsurance 2008, Ltd., 14.311%, 6/6/11 (144A)          1.15
--------------------------------------------------------------------------------
 6.    Successor II, Ltd., 27.815%, 4/6/10 (144A)                          1.14
--------------------------------------------------------------------------------
 7.    Muteki, Ltd., 7.204%, 5/24/11 (144A)                                1.13
--------------------------------------------------------------------------------
 8.    Green Valley, Ltd., 8.993%, 1/10/11 (144A)                          1.08
--------------------------------------------------------------------------------
 9.    Atlas Reinsurance Plc, 15.487%, 1/10/11 (144A)                      1.08
--------------------------------------------------------------------------------
10.    Blue Fin, Ltd., 8.689%, 4/10/12 (144A)                              1.05
--------------------------------------------------------------------------------

* This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


       Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    9

Prices and Distributions | 10/31/08

Market Value per Common Share
--------------------------------------------------------------------------------

                     10/31/08                4/30/08
                     $ 13.11                 $ 20.47
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

                     10/31/08                4/30/08
                     $ 15.26                 $ 22.02
--------------------------------------------------------------------------------

Distributions per Common Share: 5/1/08-10/31/08
--------------------------------------------------------------------------------

                 Net
              Investment        Short-Term         Long-Term
                Income         Capital Gains     Capital Gains
              $ 1.2540             $ --              $ --
--------------------------------------------------------------------------------


10    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Performance Update |10/31/08

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust, compared to that of the combined (50%/50%) Merrill Lynch Global High Yield and Emerging Market Plus Index and CSFB Leveraged Loan Index.

Cumulative Total Returns
(As of October 31, 2008)
--------------------------------------------------------------------------------
                                                        Net Asset         Market
Period                                                  Value ("NAV")     Price
--------------------------------------------------------------------------------
Life-of-Trust
(5/30/07)                                               -25.05%           -38.51%
1 Year                                                  -25.84            -29.00
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                      50% ML
                                      Global HY
                  Pioneer             and EM Plus
                  Diversified         Index
                  High                50% CSFB
                  Income              Leveraged
                  Trust               Loan Index
5/07              10,000              10,000
10/07              8,661              10,100
4/08               8,933              10,246
10/08              6,149               8,069

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes bank borrowing, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CSFB Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The CSFB Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    11

Schedule of Investments | 10/31/08 (unaudited)

Principal           S&P/Moody's
Amount              Ratings
USD ($)             (unaudited)                                                             Value
                                   ASSET BACKED SECURITIES -- 5.6% of Net Assets
                                   CONSUMER SERVICES -- 0.3%
                                   Restaurants -- 0.3%
      500,000           BB/Ba3     DB Master Finance LLC, 8.285%, 6/20/31 (144A)            $    362,375
                                                                                            ------------
                                   Total Consumer Services                                  $    362,375
--------------------------------------------------------------------------------------------------------
                                   BANKS -- 4.1%
                                   Thrifts & Mortgage Finance -- 4.1%
      246,741(a)       AA+/Aa1     Ace Securities Corp., 3.859%, 12/25/34                   $    171,522
    1,160,531(a)       AAA/Aaa     Bayview Financial Acquisition Trust, 3.63%, 8/28/44         1,033,430
    1,826,738(a)       AAA/Aaa     Bayview Financial Acquisition Trust, 3.87%, 5/28/44         1,605,764
      200,000(a)       AAA/Aaa     Carrington Mortgage Loan Trust, 3.359%, 10/25/36              186,415
      699,000(a)        AAA/A1     Carrington Mortgage Loan Trust, 3.459%, 2/25/37               597,571
      211,452(a)       AAA/Aaa     Countrywide Asset-Backed Certificates, 3.439%,
                                   7/25/36                                                       188,134
      600,000(a)       AA+/Aa1     Countrywide Asset-Backed Certificates, 3.719%,
                                   10/25/35                                                      546,557
      367,256(a)       AAA/Aaa     Lehman XS Trust, 3.378%, 8/25/36                              234,093
      820,525(a)       AAA/Aaa     Lehman XS Trust, 3.609%, 12/25/35                             380,599
      202,938(a)       AAA/Aaa     Residential Asset Mortgage Products, Inc., 3.459%,
                                   3/25/36                                                       182,167
                                                                                            ------------
                                   Total Banks                                              $  5,126,252
--------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 1.2%
                                   Other Diversified Financial Services -- 0.3%
      410,000(a)        A/Baa1     Bear Stearns Asset Backed Securities Trust, 3.939%,
                                   3/25/35                                                  $    306,464
      108,149(a)       AAA/Aaa     First Franklin Mortgage Loan Asset-Backed Certificates,
                                   3.449%, 3/25/36                                                95,352
                                                                                            ------------
                                                                                            $    401,816
--------------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 0.9%
      250,000(a)       AAA/Aaa     GSAMP Trust, 3.389%, 1/25/37                             $    210,623
      218,790(a)        A/Aa2      GSAMP Trust, 3.689%, 3/25/35                                  202,785
      391,401(a)       AAA/Aaa     Option One Mortgage Loan Trust, 3.349%, 5/25/37               377,087
      265,915(a)       AAA/Aaa     Option One Mortgage Loan Trust, 3.359%, 7/25/36               248,209
                                                                                            ------------
                                                                                            $  1,038,704
                                                                                            ------------
                                   Total Diversified Financials                             $  1,440,520
--------------------------------------------------------------------------------------------------------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $7,157,136)                                        $  6,929,147
--------------------------------------------------------------------------------------------------------
                                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.6%
                                   of Net Assets
                                   BANKS -- 2.1%
                                   Thrifts & Mortgage Finance -- 2.1%
      500,000(a)       AAA/Aaa     Adjustable Rate Mortgage Trust, 3.649%, 6/25/35          $    303,905
       68,793(a)       AAA/Aaa     Banc of America Funding Corp., 4.498%, 4/20/35                 66,042

The accompanying notes are an integral part of these financial statements.

12    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                         Value
                                        Thrifts & Mortgage Finance -- (continued)
          297,821(a)       AAA/Aaa      Countrywide Home Loans, 3.609%, 3/25/35             $    158,142
        1,453,376(a)       AAA/Aaa      Impac CMB Trust, 4.019%, 1/25/35                       1,030,556
          816,830(a)         B/B1       Luminent Mortgage Trust, 3.519%, 7/25/36                 231,822
          481,004(a)       AAA/Aaa      WaMu Mortgage Pass-Through Certificates, 3.489%,
                                        4/25/45                                                  287,804
        1,606,393(a)       AAA/Aaa      WaMu Mortgage Pass-Through Certificates, 3.739%,
                                        7/25/45                                                  601,719
                                                                                            ------------
                                        Total Banks                                         $  2,679,990
--------------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.5%
                                        Other Diversified Financial Services -- 0.5%
          751,554(a)       AAA/Aaa      Downey Savings & Loan Association Mortgage Loan
                                        Trust, 4.648%, 10/19/45                             $    338,334
          516,694(a)       AAA/Aaa      Downey Savings & Loan Association Mortgage Loan
                                        Trust, 4.698%, 10/19/45                                  248,013
                                                                                            ------------
                                        Total Diversified Financials                        $    586,347
--------------------------------------------------------------------------------------------------------
                                        TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                        (Cost $4,213,397)                                   $  3,266,337
--------------------------------------------------------------------------------------------------------
                                        CORPORATE BONDS & NOTES -- 85.2% of Net Assets
                                        ENERGY -- 4.8%
                                        Oil & Gas Drilling -- 0.3%
    NOK 1,500,000           NR/NR       Petrolia Drilling ASA, 12.0%, 6/20/12 (144A)        $     66,843
    NOK 3,000,000           NR/NR       Petromena AS, 9.75%, 5/24/12 (144A)                      245,091
                                                                                            ------------
                                                                                            $    311,934
--------------------------------------------------------------------------------------------------------
                                        Oil & Gas Equipment & Services -- 1.1%
          300,000           NR/NR       Nexus 1 Pte, Ltd., 10.5%, 3/7/12 (144A)             $    255,000
          700,000(a)        NR/NR       Sevan Marine ASA, 5.78%, 5/14/13 (144A)                  539,000
    NOK 3,000,000(a)        NR/NR       Sevan Marine ASA, 12.29%, 10/24/12 (144A)                356,496
          300,000           NR/NR       Skeie Drilling & Production ASA, 11.25%, 3/8/13
                                        (144A)                                                   165,000
                                                                                            ------------
                                                                                            $  1,315,496
--------------------------------------------------------------------------------------------------------
                                        Integrated Oil & Gas -- 0.2%
          600,000           NR/B2       Tristan Oil, Ltd., 10.5%, 1/1/12 (144A)             $    240,000
--------------------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- 2.7%
          500,000         CCC+/Caa1     Harvest Operations Corp., 7.875%, 10/15/11          $    358,750
          970,000           BB-/B3      Hilcorp Energy I L.P./Hilcorp Finance Co., 9.0%,
                                        6/1/16 (144A)                                            708,100
    NOK 5,000,000           NR/NR       Norwegian Energy Co. AS, 11.0%, 7/13/10 (144A)           557,024
    NOK 2,000,000           NR/NR       PA Resources AB, 8.75%, 3/10/10                          237,664
          675,000           B/Caa1      Parallel Petroleum Corp., 10.25%, 8/1/14                 447,187
          225,000           B/Caa1      PetroQuest Energy, Inc., 10.375%, 5/15/12                169,875
          150,000            B/B2       Quicksilver Resources, Inc., 7.125%, 4/1/16               96,000
          250,000(a)        B-/B3       SandRidge Energy, Inc., 7.508%, 4/1/14                   199,735

The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    13

Principal                      S&P/Moody's
Amount                         Ratings
USD ($)                        (unaudited)                                                            Value
                                               Oil & Gas Exploration & Production -- (continued)
           335,000                 B-/B3       SandRidge Energy, Inc., 8.0%, 6/1/18 (144A)            $    222,775
           600,000(b)              B-/NR       SandRidge Energy, Inc., 8.625%, 4/1/15                      405,000
                                                                                                      ------------
                                                                                                      $  3,402,110
------------------------------------------------------------------------------------------------------------------
                                               Oil & Gas Refining & Marketing -- 0.2%
           755,000(m)              B/Caa1      Aventine Renewable Energy Holdings, Inc., 10.0%,
                                               4/1/17                                                 $    188,750
           460,000(c)(m)            D/Ca       VeraSun Energy Corp., 9.375%, 6/1/17                         39,100
            50,000(c)(m)           D/Caa1      VeraSun Energy Corp., 9.875%, 12/15/12                       20,500
                                                                                                      ------------
                                                                                                      $    248,350
------------------------------------------------------------------------------------------------------------------
                                               Coal & Consumable Fuels -- 0.3%
           505,000                 BB-/B2      Massey Energy Co., 6.875%, 12/15/13                    $    409,050
                                                                                                      ------------
                                               Total Energy                                           $  5,926,940
------------------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 6.6%
                                               Commodity Chemicals -- 0.5%
         1,750,000(m)            CCC-/Caa2     Georgia Gulf Corp., 10.75%, 10/15/16                   $    455,000
           650,000                CCC+/B3      Montell Finance Co. BV, 8.1%, 3/15/27 (144A)                185,250
                                                                                                      ------------
                                                                                                      $    640,250
------------------------------------------------------------------------------------------------------------------
                                               Diversified Chemicals -- 0.5%
    EURO 1,275,000                 B-/B3       Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)       $    557,785
------------------------------------------------------------------------------------------------------------------
                                               Specialty Chemicals -- 0.2%
           400,000                 B-/B3       ARCO Chemical Co., 9.8%, 2/1/20                        $    188,000
    EURO   200,000                  B/B2       Kronos International, Inc., 6.5%, 4/15/13                    88,764
                                                                                                      ------------
                                                                                                      $    276,764
------------------------------------------------------------------------------------------------------------------
                                               Construction Materials -- 0.6%
           500,000                  B/B2       AGY Holding Corp., 11.0%, 11/15/14                     $    350,000
           300,000(a)(d)(m)        BB+/NR      C8 Capital SPV, Ltd., 6.64% (144A)                          140,937
           500,000                  B/B3       U.S. Concrete, Inc., 8.375%, 4/1/14                         312,500
                                                                                                      ------------
                                                                                                      $    803,437
------------------------------------------------------------------------------------------------------------------
                                               Metal & Glass Containers -- 1.0%
         1,145,000(m)              B-/B2       AEP Industries, Inc., 7.875%, 3/15/13                  $    687,000
    EURO   625,000                 B-/B3       Impress Holdings BV, 9.25%, 9/15/14 (144A)                  451,744
           330,000                B-/Caa1      Vitro, S.A.B. de CV, 9.125%, 2/1/17                         103,125
                                                                                                      ------------
                                                                                                      $  1,241,869
------------------------------------------------------------------------------------------------------------------
                                               Paper Packaging -- 0.9%
           700,000(m)            CCC+/Caa1     Graham Packaging Co., Inc., 9.875%, 10/15/14           $    441,000
           500,000                 B-/B3       Graphic Packaging International, Inc., 9.5%, 8/15/13        342,500
           750,000                  B/NR       U.S. Corrugated, Inc., 10.0%, 6/1/13                        375,000
                                                                                                      ------------
                                                                                                      $  1,158,500
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                             Value
                                     Aluminum -- 0.7%
       300,000          CCC+/B3      CII Carbon LLC, 11.125%, 11/15/15 (144A)                $    276,000
     1,200,000(a)        B-/B3       Noranda Aluminum Acquisition Corp., 6.828%,
                                     5/15/15                                                      540,000
                                                                                             ------------
                                                                                             $    816,000
---------------------------------------------------------------------------------------------------------
                                     Diversified Metals & Mining -- 1.0%
     1,245,000          B-/Caa1      Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)        $    821,700
       195,000           B+/B1       FMG Finance Pty., Ltd., 10.625%, 9/1/16 (144A)               133,575
       750,000           BB/Ba1      Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                  330,000
                                                                                             ------------
                                                                                             $  1,285,275
---------------------------------------------------------------------------------------------------------
                                     Steel -- 0.6%
       250,000          BB-/Ba3      Evraz Group SA, 9.5%, 4/24/18 (144A)                    $    105,000
       920,000           B+/B2       Ryerson, Inc., 12.0%, 11/1/15 (144A)                         625,600
                                                                                             ------------
                                                                                             $    730,600
---------------------------------------------------------------------------------------------------------
                                     Forest Products -- 0.2%
        45,535(m)       CC/Caa3      Ainsworth Lumber Co., Ltd., 11.0%, 7/29/15 (144A)       $     31,875
       250,000           BB/Ba2      Sino-Forest Corp., 9.125%, 8/17/11 (144A)                    155,000
                                                                                             ------------
                                                                                             $    186,875
---------------------------------------------------------------------------------------------------------
                                     Paper Products -- 0.4%
       600,000           B-/B3       Exopack Holding Corp., 11.25%, 2/1/14                   $    462,000
                                                                                             ------------
                                     Total Materials                                         $  8,159,355
---------------------------------------------------------------------------------------------------------
                                     CAPITAL GOODS -- 6.5%
                                     Aerospace & Defense -- 0.5%
       750,000           B-/NR       Aeroflex, Inc., 11.75%, 2/15/15 (144A)                  $    547,500
---------------------------------------------------------------------------------------------------------
                                     Building Products -- 0.2%
       600,000           B+/B2       Asia Aluminum Holdings, Ltd., 8.0%, 12/23/11
                                     (144A)                                                  $    180,000
---------------------------------------------------------------------------------------------------------
                                     Construction & Engineering -- 1.0%
       750,000           NR/B2       Desarrolladora Metropolitana SA de CV, 10.875%,
                                     5/9/17 (144A)                                           $    652,500
       350,000          BB-/Ba3      Dycom Industries, Inc., 8.125%, 10/15/15                     236,250
       500,000            B/B2       Esco Corp., 8.625%, 12/15/13 (144A)                          400,000
                                                                                             ------------
                                                                                             $  1,288,750
---------------------------------------------------------------------------------------------------------
                                     Industrial Conglomerates -- 1.0%
       620,106(b)       CCC+/NR      American Achievement Group Holding Corp., 14.75%,
                                     10/1/12                                                 $    532,225
       500,000           B-/NR       Cia Latinoamericana de Infraestructura & Servicios SA,
                                     9.75%, 5/10/12                                               150,000
       500,000          CCC/Caa3     Indalex Holding Corp., 11.5%, 2/1/14                         160,000
       740,000           B-/B3       Park-Ohio Industries, Inc., 8.375%, 11/15/14                 432,900
                                                                                             ------------
                                                                                             $  1,275,125
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    15

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                         Value
                                         Construction, Farm Machinery & Heavy Trucks -- 2.1%
         1,150,000(m)       CCC/Caa1     Accuride Corp., 8.5%, 2/1/15                        $    460,000
           720,000           BB-/B1      American Railcar Industries, Inc., 7.5%, 3/1/14          568,800
           770,000            B/B2       Commercial Vehicle Group, Inc., 8.0%, 7/1/13             492,800
           950,000            B/B2       Greenbrier Companies, Inc., 8.375%, 5/15/15              724,375
           400,000          B-/Caa1      Titan International, Inc., 8.0%, 1/15/12                 356,000
                                                                                             ------------
                                                                                             $  2,601,975
---------------------------------------------------------------------------------------------------------
                                         Industrial Machinery -- 0.9%
         1,220,000            B/NR       Industrias Metalurgicas Pescarmona SA, 11.25%,
                                         10/22/14 (144A)                                     $    597,800
           875,000            B/B3       Mueller Water Products, Inc., 7.375%, 6/1/17             573,125
                                                                                             ------------
                                                                                             $  1,170,925
---------------------------------------------------------------------------------------------------------
                                         Trading Companies & Distributors -- 0.8%
           320,000           NR/NR       Blaze Recycling & Metals LLC, 10.875%, 7/15/12
                                         (144A)                                              $    272,000
           500,000           B-/B3       Intcomex, Inc., 11.75%, 1/15/11                          441,250
           125,000           BB-/B1      United Rentals North America, Inc., 6.5%, 2/15/12         87,500
           300,000            B/B1       Wesco Distribution, Inc., 7.5%, 10/15/17                 216,000
                                                                                             ------------
                                                                                             $  1,016,750
                                                                                             ------------
                                         Total Capital Goods                                 $  8,081,025
---------------------------------------------------------------------------------------------------------
                                         COMMERCIAL & PROFESSIONAL SERVICES -- 0.5%
                                         Commercial Printing -- 0.2%
           250,000           B+/B2       Sheridan Group, Inc., 10.25%, 8/15/11               $    207,500
---------------------------------------------------------------------------------------------------------
                                         Diversified Commercial & Professional Services -- 0.1%
               400(e)        NR/B2       MSX International UK, 12.5%, 4/1/12 (144A)          $    180,000
---------------------------------------------------------------------------------------------------------
                                         Environmental & Facilities Services -- 0.2%
           700,000          B-/Caa1      Aleris International, Inc., 10.0%, 12/15/16         $    227,500
    EURO   107,128           B+/B1       New Reclamation Group Pty., Ltd., 8.125%, 2/1/13
                                         (144A)                                                    62,488
                                                                                             ------------
                                                                                             $    289,988
                                                                                             ------------
                                         Total Commercial & Professional Services            $    677,488
---------------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.6%
                                         Air Freight & Logistics -- 0.4%
           775,000           B-/B3       CEVA Group Plc, 10.0%, 9/1/14 (144A)                $    558,000
---------------------------------------------------------------------------------------------------------
                                         Railroads -- 0.2%
           240,000           BB-/B1      Kansas City Southern de Mexico, 7.625%, 12/1/13     $    187,800
                                                                                             ------------
                                         Total Transportation                                $    745,800
---------------------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 1.7%
                                         Auto Parts & Equipment -- 1.4%
           980,000(m)       B-/Caa1      Allison Transmission, Inc., 11.0%, 11/1/15 (144A)   $    612,500
         1,140,000           B-/B3       Lear Corp., 8.75%, 12/1/16                               421,800

The accompanying notes are an integral part of these financial statements.

16    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                            Value
                                       Auto Parts & Equipment -- (continued)
         500,000(f)      CCC+/Caa2     Stanadyne Corp., 0.0%, 2/15/15                         $    280,000
         160,000           B-/B3       Stanadyne Corp., 10.0%, 8/15/14                             123,200
         700,000(m)         B/B3       Tenneco, Inc., 8.625%, 11/15/14                             330,750
                                                                                              ------------
                                                                                              $  1,768,250
----------------------------------------------------------------------------------------------------------
                                       Tires & Rubber -- 0.3%
         985,000         CCC+/Caa1     Cooper-Standard Automotive, Inc., 8.375%,
                                       12/15/14                                               $    413,700
                                                                                              ------------
                                       Total Automobiles & Components                         $  2,181,950
----------------------------------------------------------------------------------------------------------
                                       CONSUMER DURABLES & APPAREL -- 1.5%
                                       Homebuilding -- 0.3%
         695,000           BB-/B1      Meritage Homes Corp., 6.25%, 3/15/15                   $    356,187
----------------------------------------------------------------------------------------------------------
                                       Housewares & Specialties -- 0.9%
       1,120,000           B+/NR       Oceanografia SA de CV, 11.25%, 7/15/15 (144A)          $    761,600
         175,000(f)        B-/B3       Visant Holding Corp., 0.0%, 12/1/13                         120,750
         500,000(m)      CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17                    248,125
                                                                                              ------------
                                                                                              $  1,130,475
----------------------------------------------------------------------------------------------------------
                                       Textiles -- 0.3%
         500,000           BB/Ba3      Invista, 9.25%, 5/1/12 (144A)                          $    415,000
                                                                                              ------------
                                       Total Consumer Durables & Apparel                      $  1,901,662
----------------------------------------------------------------------------------------------------------
                                       CONSUMER SERVICES -- 3.1%
                                       Casinos & Gaming -- 2.3%
         500,000            B/B3       Buffalo Thunder Development Authority, 9.375%,
                                       12/15/14 (144A)                                        $    175,000
  EURO 1,155,000           B+/B2       Codere Finance Luxembourg SA, 8.25%, 6/15/15
                                       (144A)                                                      644,425
         550,000          CCC/Caa1     Fontainebleau Las Vegas Holdings LLC, 10.25%,
                                       6/15/15 (144A)                                               74,250
          95,000           B+/B1       Galaxy Entertainment Finance Co., Ltd., 9.875%,
                                       12/15/12 (144A)                                              36,100
         275,000          B-/Caa1      Little Traverse Bay Bands of Odawa Indians, 10.25%,
                                       2/15/14 (144A)                                              179,438
       1,615,000          BB-/Ba2      Mashantucket Western Pequot Tribe, 8.5%, 11/15/15
                                       (144A)                                                      888,250
  EURO    50,000            B/B3       Peermont Global, Ltd., 7.75%, 4/30/14 (144A)                 29,165
         750,000          CCC/Caa3     Station Casinos, Inc., 6.625%, 3/15/18                       67,500
         750,000(m)      CCC+/Caa2     Trump Entertainment Resorts, Inc., 8.5%, 6/1/15             193,125
  EURO   405,000           NR/NR       Unibet Group Plc, 9.7%, 12/21/10                            513,562
                                                                                              ------------
                                                                                              $  2,800,815
----------------------------------------------------------------------------------------------------------
                                       Hotels, Resorts & Casinos -- 0.6%
       1,110,000          B-/Caa1      Pegasus Solutions, Inc., 10.5%, 4/15/15 (144A)         $    765,900
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    17

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                             Value
                                         Leisure Facilities -- 0.2%
           395,000            B/B3       FireKeepers Development Authority, 13.875%, 5/1/15
                                         (144A)                                                  $    280,450
                                                                                                 ------------
                                         Total Consumer Services                                 $  3,847,165
-------------------------------------------------------------------------------------------------------------
                                         MEDIA -- 1.5%
                                         Broadcasting -- 1.2%
            40,000(m)       CCC/Caa3     CCH I LLC, 11.0%, 10/1/15                               $     18,000
           250,000          CCC/Caa2     CCH II LLC, 10.25%, 9/15/10                                  168,750
           500,000           BB-/B3      Intelsat Subsidiary Holding Co., Ltd., 8.5%, 1/15/13
                                         (144A)                                                       435,000
           400,000           B-/B2       Kabel Deutschland GmbH, 10.625%, 7/1/14                      336,000
           430,000          B-/Caa1      Telesat Canada, 12.5%, 11/1/17 (144A)                        266,600
         1,245,000(b)       CCC/Caa1     Univision Communications, Inc., 9.75%, 3/15/15
                                         (144A)                                                       298,800
                                                                                                 ------------
                                                                                                 $  1,523,150
-------------------------------------------------------------------------------------------------------------
                                         Publishing -- 0.3%
           600,000         CCC+/Caa1     TL Acquisitions, Inc., 10.5%, 1/15/15 (144A)            $    357,000
                                                                                                 ------------
                                         Total Media                                             $  1,880,150
-------------------------------------------------------------------------------------------------------------
                                         RETAILING -- 1.8%
                                         Distributors -- 0.7%
           700,000           B+/B1       Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)         $    336,000
         1,175,000            B/NR       Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)                  528,750
                                                                                                 ------------
                                                                                                 $    864,750
-------------------------------------------------------------------------------------------------------------
                                         Internet Retail -- 0.3%
           465,000           BB/Ba3      Ticketmaster, 10.75%, 8/1/16 (144A)                     $    390,600
-------------------------------------------------------------------------------------------------------------
                                         Apparel Retail -- 0.0%
    EURO    74,000(a)       B-/Caa1      Edcon Holdings Pty., Ltd., 10.458%, 6/15/15 (144A)      $     27,212
-------------------------------------------------------------------------------------------------------------
                                         Home Improvement Retail -- 0.2%
           500,000          CCC/Caa1     KAR Holdings, Inc., 10.0%, 5/1/15                       $    282,500
-------------------------------------------------------------------------------------------------------------
                                         Specialty Stores -- 0.6%
           950,000         CCC+/Caa1     Sally Holdings LLC, 10.5%, 11/15/16                     $    693,500
                                                                                                 ------------
                                         Total Retailing                                         $  2,258,562
-------------------------------------------------------------------------------------------------------------
                                         FOOD & STAPLES RETAILING -- 0.8%
                                         Drug Retail -- 0.1%
           275,000(m)      CCC-/Caa3     Duane Reade, Inc., 9.75%, 8/1/11                        $    165,000
-------------------------------------------------------------------------------------------------------------
                                         Food Distributors -- 0.7%
         1,000,000           NR/B2       Arantes International, Ltd., 10.25%, 6/19/13 (144A)     $    630,000
           400,000            B/B2       Independencia International, Ltd., 9.875%, 5/15/15
                                         (144A)                                                       168,000
                                                                                                 ------------
                                                                                                 $    798,000
                                                                                                 ------------
                                         Total Food & Staples Retailing                          $    963,000
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Principal                       S&P/Moody's
Amount                          Ratings
USD ($)                         (unaudited)                                                             Value
                                                FOOD, BEVERAGE & TOBACCO -- 1.6%
                                                Distillers & Vintners -- 0.1%
           EURO   330,000(g)(h)     D/Caa2      Belvedere SA, 8.106%, 5/15/13 (144A)                    $    125,537
--------------------------------------------------------------------------------------------------------------------
                                                Agricultural Products -- 0.3%
                  350,000           B-/B3       American Rock Salt Co. LLC, 9.5%, 3/15/14               $    315,000
--------------------------------------------------------------------------------------------------------------------
                                                Packaged Foods & Meats -- 0.3%
                  400,000           B+/Ba3      Bertin Ltda, 10.25%, 10/5/16 (144A)                     $    180,000
                  275,000(f)        NR/B2       SA Fabrica de Produtos Alimenticios Vigor, 9.25%,
                                                2/23/17 (144A)                                               252,312
                                                                                                        ------------
                                                                                                        $    432,312
--------------------------------------------------------------------------------------------------------------------
                                                Tobacco -- 0.9%
                1,360,000           B+/B2       Alliance One International, Inc., 8.5%, 5/15/12         $  1,047,200
                  125,000           B+/B2       Alliance One International, Inc., 11.0%, 5/15/12             105,625
                                                                                                        ------------
                                                                                                        $  1,152,825
                                                                                                        ------------
                                                Total Food, Beverage & Tobacco                          $  2,025,674
--------------------------------------------------------------------------------------------------------------------
                                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                                Household Products -- 0.1%
                  205,000(m)      CCC+/Caa1     Central Garden & Pet Co., 9.125%, 2/1/13                $    125,050
                                                                                                        ------------
                                                Total Household & Personal Products                     $    125,050
--------------------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT & SERVICES -- 4.3%
                                                Health Care Equipment & Services -- 0.4%
                  750,000         CCC+/Caa3     Accellent, Inc., 10.5%, 12/1/13                         $    555,000
--------------------------------------------------------------------------------------------------------------------
                                                Health Care Supplies -- 0.9%
                1,265,000(b)        B-/B3       Biomet, Inc., 10.375%, 10/15/17                         $  1,056,275
--------------------------------------------------------------------------------------------------------------------
                                                Health Care Services -- 2.2%
                1,385,000           BB-/NR      DASA Finance Corp., 8.75%, 5/29/18 (144A)               $    765,212
                  320,000         CCC+/Caa1     Hanger Orthopedic Group, Inc., 10.25%, 6/1/14                291,200
                  500,000           B-/B2       Rural/Metro Corp., 9.875%, 3/15/15                           407,500
                  725,000(b)        B-/B3       Surgical Care Affiliates, Inc., 8.875%, 7/15/15
                                                (144A)                                                       543,750
                1,170,000         CCC+/Caa1     Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)        737,100
                                                                                                        ------------
                                                                                                        $  2,744,762
--------------------------------------------------------------------------------------------------------------------
                                                Health Care Facilities -- 0.4%
                  575,000            B/B3       Community Health Systems, Inc., 8.875%, 7/15/15         $    481,563
--------------------------------------------------------------------------------------------------------------------
                                                Managed Health Care -- 0.4%
                  500,000          B-/Caa1      Multiplan, Inc., 10.375%, 4/15/16 (144A)                $    460,000
                                                                                                        ------------
                                                Total Health Care Equipment & Services                  $  5,297,600
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    19

Principal                   S&P/Moody's
Amount                      Ratings
USD ($)                     (unaudited)                                                         Value
                                            PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 0.4%
                                            Pharmaceuticals -- 0.4%
           400,000(m)            C/C        Angiotech Pharmaceuticals, Inc., 7.75%, 4/1/14      $    168,000
           250,000               B/B2       Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)         212,500
           200,000            CCC+/Caa1     Phibro Animal Health Corp., 13.0%, 8/1/14 (144A)         170,000
                                                                                                ------------
                                            Total Pharmaceuticals & Biotechnology & Life
                                            Sciences                                            $    550,500
------------------------------------------------------------------------------------------------------------
                                            BANKS -- 1.4%
                                            Diversified Banks -- 1.2%
           750,000(a)(d)        NR/B2       ALB Finance BV, 9.375%                              $    112,500
           250,000             BB+/Baa2     ATF Capital BV, 9.25%, 2/21/14 (144A)                    132,500
           500,000(a)           NR/B2       Banco Macro SA, 9.75%, 12/18/36                          125,000
           700,000(a)           NR/Ba1      Banco Macro SA, 10.75%, 6/7/12                           280,000
           200,000              B+/Ba3      JSC TemirBank, 9.5%, 5/21/14 (144A)                       42,000
           300,000              B+/Ba3      Petrocommerce Finance SA, 8.75%, 12/17/09                240,000
           550,000             BB-/Ba2      Russian Standard Finance SA, 7.5%, 10/7/10 (144A)        192,500
           500,000(m)           BB/Ba1      TuranAlem Finance BV, 8.5%, 2/10/15 (144A)               185,000
    EURO   445,000              NR/Ba3      URSA Bank, 7.0%, 5/21/10                                 214,428
                                                                                                ------------
                                                                                                $  1,523,928
------------------------------------------------------------------------------------------------------------
                                            Regional Banks -- 0.2%
           250,000(a)(d)       AA-/Aa2      Wells Fargo Capital XV, 9.75%                       $    242,500
                                                                                                ------------
                                            Total Banks                                         $  1,766,428
------------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 8.5%
                                            Other Diversified Financial Services -- 5.6%
         2,500,000(a)           BB/NR       Australis, Ltd., 6.441%, 3/24/09 (144A)             $  2,455,000
         1,750,000(a)           BB/NR       Australis, Ltd., 6.791%, 2/3/09 (144A)                 1,715,000
           500,000(a)(d)         A/A2       Citigroup, Inc., 8.4%                                    347,550
    EURO 1,500,000(a)           BB+/NR      Green Valley, Ltd., 8.993%, 1/10/11 (144A)             1,836,649
           500,000              B-/B3       Mandra Forestry Holdings, Ltd., 12.0%, 5/15/13
                                            (144A)                                                   350,000
           250,000              NR/NR       Mirant JPSCo. Finance, Ltd., 11.0%, 7/6/16 (144A)        215,000
                                                                                                ------------
                                                                                                $  6,919,199
------------------------------------------------------------------------------------------------------------
                                            Multi-Sector Holdings -- 0.0%
    EURO    50,000             CCC/Caa3     Zlomrex International Finance SA, 8.5%, 2/1/14
                                            (144A)                                              $     14,583
------------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 2.9%
           750,000             B-/Caa1      ACE Cash Express, Inc., 10.25%, 10/1/14 (144A)      $    352,500
           425,000(a)           B-/B3       NCO Group, Inc., 7.679%, 11/15/13                        289,000
           900,000             B-/Caa1      NCO Group, Inc., 11.875%, 11/15/14                       612,000

The accompanying notes are an integral part of these financial statements.

20    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Principal                   S&P/Moody's
Amount                      Ratings
USD ($)                     (unaudited)                                                           Value
                                            Specialized Finance -- (continued)
           440,000(a)           NR/NR       Successor II, Ltd., 19.565%, 4/6/10 (144A)            $    430,188
         2,000,000(a)           NR/NR       Successor II, Ltd., 27.815%, 4/6/10 (144A)               1,929,000
                                                                                                  ------------
                                                                                                  $  3,612,688
                                                                                                  ------------
                                            Total Diversified Financials                          $ 10,546,470
--------------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 27.9%
                                            Insurance Brokers -- 1.2%
           250,000             CCC/Caa1     Alliant Holdings I, Inc., 11.0%, 5/1/15 (144A)        $    202,500
         1,050,000            CCC+/Caa1     HUB International Holdings, Inc., 10.25%, 6/15/15
                                            (144A)                                                     661,500
           500,000(a)           CCC/B3      USI Holdings Corp., 6.679%, 11/15/14 (144A)                315,625
           500,000             CCC/Caa1     USI Holdings Corp., 9.75%, 5/15/15 (144A)                  315,000
                                                                                                  ------------
                                                                                                  $  1,494,625
--------------------------------------------------------------------------------------------------------------
                                            Multi-Line Insurance -- 0.9%
         1,000,000(a)          NR/Baa3      Liberty Mutual Group, Inc., 7.0%, 3/15/37 (144A)      $    538,940
         1,000,000(a)          BB/Baa3      Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)         525,000
            65,000              B+/NR       Sul America Participacoes SA, 8.625%, 2/15/12
                                            (144A)                                                      55,250
                                                                                                  ------------
                                                                                                  $  1,119,190
--------------------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 1.9%
           625,000(a)         BBB+/Baa1     AMBAC Financial Group, Inc., 6.15%, 2/15/37           $    143,368
         2,000,000(a)           BB+/NR      Blue Fin, Ltd., 8.689%, 4/10/12 (144A)                   1,785,600
           820,000(a)(m)        A/Baa1      MBIA Insurance Corp., 14.0%, 1/15/33 (144A)                442,800
                                                                                                  ------------
                                                                                                  $  2,371,768
--------------------------------------------------------------------------------------------------------------
                                            Reinsurance -- 23.9%
         1,500,000(a)           BB+/NR      AKIBARE, 5.762%, 5/22/12 (144A)                       $  1,467,450
         1,000,000(a)           BB+/NR      AKIBARE, 5.962%, 5/22/12 (144A)                            977,800
         2,500,000(a)           CCC/NR      Atlantic & Western Re, Ltd., 10.133%, 1/9/09 (144A)      2,462,500
    EURO 1,500,000(a)           B-/NR       Atlas Reinsurance Plc, 15.487%, 1/10/11 (144A)           1,835,508
         1,000,000(a)           BB+/NR      Caelus Re, Ltd., 9.061%, 6/7/11 (144A)                     956,700
         1,000,000(a)           BB/NR       Calabash Re II, Ltd., 11.219%, 1/8/10 (144A)               986,400
         1,500,000(a)           BB-/NR      Calabash Re II, Ltd., 12.419%, 1/8/10 (144A)             1,485,600
         2,000,000(a)           BB/NR       Calabash Re, Ltd., 11.311%, 6/1/09 (144A)                1,987,400
         1,000,000(a)            B/NR       Carillon, Ltd., 18.069%, 1/10/11 (144A)                    960,800
         1,500,000(a)           BB+/NR      East Lane Re, Ltd., 9.801%, 5/6/11 (144A)                1,465,650
         2,000,000(a)           BB+/NR      Fhu-Jin, Ltd., 6.691%, 8/10/11 (144A)                    1,958,800
           750,000(a)           BB/NR       Foundation Re, Ltd., 6.907%, 11/24/08 (144A)               746,025
         1,000,000(a)           NR/B1       GlobeCat, Ltd., 10.053%, 1/2/13 (144A)                     985,400
           350,000(a)           NR/B3       GlobeCat, Ltd., 13.303%, 1/2/13 (144A)                     344,960
         2,000,000(a)           NR/Ba2      Muteki, Ltd., 7.204%, 5/24/11 (144A)                     1,911,000
         1,000,000(a)           NR/B1       Nelson Re, Ltd., 7.304%, 6/6/11 (144A)                     980,300
         1,000,000(a)           BB+/NR      Newton Re, Ltd., 7.848%, 12/24/10 (144A)                   992,000

The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    21

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                           Value
                                         Reinsurance -- (continued)
         1,000,000(a)        BB/NR       Newton Re, Ltd., 10.148%, 12/24/10 (144A)             $    960,300
         1,250,000(a)        NR/B2       Redwood Capital X, Ltd., 13.451%, 1/9/09 (144A)          1,244,000
         1,250,000(a)        NR/NR       Redwood Capital X, Ltd., 17.451%, 1/9/09 (144A)          1,239,750
         1,500,000(a)        B+/NR       Residential Reinsurance 2006, Ltd., 12.811%,
                                         6/5/09 (144A)                                            1,486,500
         2,000,000(a)         B/NR       Residential Reinsurance 2008, Ltd., 14.311%,
                                         6/6/11 (144A)                                            1,951,800
           500,000(a)        CC/NR       Willow Re, Ltd., 8.545%, 6/16/10 (144A)                    295,000
                                                                                               ------------
                                                                                               $ 29,681,643
                                                                                               ------------
                                         Total Insurance                                       $ 34,667,226
-----------------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.3%
                                         Real Estate Operating Companies -- 0.2%
           100,000(a)        B+/NR       Alto Palermo SA, 11.0%, 6/11/12 (144A)                $     55,000
           410,000           B+/NR       IRSA Inversiones y Representaciones SA, 8.5%,
                                         2/2/17 (144A)                                              159,900
                                                                                               ------------
                                                                                               $    214,900
-----------------------------------------------------------------------------------------------------------
                                         Real Estate Development -- 0.1%
           105,000           B+/B1       China Properties Group, Ltd., 9.125%, 5/4/14 (144A)   $     36,750
           955,000         CCC+/Caa1     Neo-China Group Holdings, Ltd., 9.75%, 7/23/14
                                         (144A)                                                      95,500
                                                                                               ------------
                                                                                               $    132,250
                                                                                               ------------
                                         Total Real Estate                                     $    347,150
-----------------------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 1.9%
                                         IT Consulting & Other Services -- 0.2%
           405,000         CCC+/Caa1     Activant Solutions, Inc., 9.5%, 5/1/16                $    247,050
-----------------------------------------------------------------------------------------------------------
                                         Data Processing & Outsourced Services -- 0.9%
         1,690,000            B/B3       First Data Corp., 9.875%, 9/24/15                     $  1,081,600
-----------------------------------------------------------------------------------------------------------
                                         Application Software -- 0.8%
           500,000         CCC+/Caa1     Open Solutions, Inc., 9.75%, 2/1/15 (144A)            $    212,500
         1,390,000          B-/Caa1      Vangent, Inc., 9.625%, 2/15/15                             820,100
                                                                                               ------------
                                                                                               $  1,032,600
                                                                                               ------------
                                         Total Software & Services                             $  2,361,250
-----------------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                         Electronic Manufacturing Services -- 0.0%
            70,000           B-/B3       Sanmina-SCI Corp., 6.75%, 3/1/13                      $     47,600
-----------------------------------------------------------------------------------------------------------
                                         Technology Distributors -- 0.2%
           250,000            B/B1       Da-Lite Screen Co., Inc., 9.5%, 5/15/11               $    222,500
                                                                                               ------------
                                         Total Technology Hardware & Equipment                 $    270,100
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                               Value
                                         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.7%
                                         Semiconductor Equipment -- 0.7%
           650,000(b)        B-/B2       Freescale Semiconductor, Inc., 9.125%, 12/15/14           $    237,250
         1,750,000(m)        B-/B3       Freescale Semiconductor, Inc., 10.125%, 12/15/16               686,875
                                                                                                   ------------
                                         Total Semiconductors & Semiconductor Equipment            $    924,125
---------------------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 5.1%
                                         Integrated Telecommunication Services -- 3.1%
           910,000          CCC+/B3      Broadview Networks Holdings, Inc., 11.375%, 9/1/12        $    655,200
           400,000           NR/B2       Digicel, Ltd., 9.25%, 9/1/12 (144A)                            312,000
         1,200,000           B-/B2       GC Impsat Holdings I Plc, 9.875%, 2/15/17 (144A)               804,000
         1,250,000            B/B3       GCI, Inc., 7.25%, 2/15/14                                    1,000,000
         1,010,000(m)      CCC+/Caa1     PAETEC Holding Corp., 9.5%, 7/15/15                            573,175
           142,000          NR/Baa3      Tele Norte Leste Participacoes SA, 8.0%, 12/18/13              113,600
           500,000           BB/Ba3      Windstream Corp., 8.625%, 8/1/16                               377,500
                                                                                                   ------------
                                                                                                   $  3,835,475
---------------------------------------------------------------------------------------------------------------
                                         Wireless Telecommunication Services -- 2.0%
           380,000          CCC/Caa2     Cell C Property, Ltd., 11.0%, 7/1/15 (144A)               $    279,300
           500,000           B-/B3       Cricket Communications, Inc., 9.375%, 11/1/14                  406,250
    EURO   500,000(a)      CCC+/Caa1     Hellas Telecommunications Luxembourg II, 11.318%,
                                         1/15/15 (144A)                                                 177,528
           840,000            B/B1       Hughes Network Systems LLC, 9.5%, 4/15/14                      714,000
           540,000          BB+/Ba2      OJSC Vimpel Communications, 9.125%, 4/30/18
                                         (144A)                                                         279,031
         1,330,000            B/B1       True Move Co., Ltd., 10.375%, 8/1/14 (144A)                    651,700
                                                                                                   ------------
                                                                                                   $  2,507,809
                                                                                                   ------------
                                         Total Telecommunication Services                          $  6,343,284
---------------------------------------------------------------------------------------------------------------
                                         UTILITIES -- 3.4%
                                         Electric Utilities -- 1.2%
           750,000            B/NR       Cia de Transporte de Energia Electrica de Alta Tension
                                         SA, 8.875%, 12/15/16 (144A)                               $    240,000
           930,000(d)        NR/B3       Rede Empresas de Energia Eletrica SA, 11.125%
                                         (144A)                                                         381,300
         1,200,000           CCC/B3      Texas Competitive Electric Holdings Co. LLC, 10.25%,
                                         11/1/15 (144A)                                                 915,000
                                                                                                   ------------
                                                                                                   $  1,536,300
---------------------------------------------------------------------------------------------------------------
                                         Gas Utilities -- 0.7%
           490,000           B+/B1       Inergy L.P., 8.25%, 3/1/16                                $    376,075
         1,185,000           B+/B1       Transportadora de Gas del Sur SA, 7.875%, 5/14/17
                                         (144A)                                                         485,850
                                                                                                   ------------
                                                                                                   $    861,925
---------------------------------------------------------------------------------------------------------------
                                         Multi-Utilities -- 0.2%
           225,000          BB-/Ba2      PNM Resources, Inc., 9.25%, 5/15/15                       $    184,500
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    23

Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                       Value
                                  Independent Power Producers & Energy Traders -- 1.3%
    2,000,000        BB-/Ba3      Intergen NV, 9.0%, 6/30/17 (144A)                 $  1,600,000
                                                                                    ------------
                                  Total Utilities                                   $  4,182,725
------------------------------------------------------------------------------------------------
                                  TOTAL CORPORATE BONDS & NOTES
                                  (Cost $151,601,748)                               $106,030,679
------------------------------------------------------------------------------------------------
                                  CONVERTIBLE BONDS & NOTES -- 1.9% of Net Assets
                                  TRANSPORTATION -- 0.4%
                                  Marine -- 0.4%
      990,000         B/Caa1      Horizon Lines, Inc., 4.25%, 8/15/12               $    527,175
                                                                                    ------------
                                  Total Transportation                              $    527,175
------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                                  Health Care Services -- 0.6%
    1,550,000         B+/B3       Omnicare, Inc., 3.25%, 12/15/35                   $    747,875
------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 0.3%
      120,000          B/B1       LifePoint Hospitals, Inc., 3.25%, 8/15/25         $     66,900
      405,000          B/NR       LifePoint Hospitals, Inc., 3.5%, 5/15/14               240,469
                                                                                    ------------
                                                                                    $    307,369
                                                                                    ------------
                                  Total Health Care Equipment & Services            $  1,055,244
------------------------------------------------------------------------------------------------
                                  TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                  Communications Equipment -- 0.2%
      850,000         B-/B3       Nortel Networks Corp., 2.125%, 4/15/14            $    297,500
                                                                                    ------------
                                  Total Technology Hardware & Equipment             $    297,500
------------------------------------------------------------------------------------------------
                                  TELECOMMUNICATION SERVICES -- 0.4%
                                  Wireless Telecommunication Services -- 0.4%
      900,000         NR/NR       NII Holdings, Inc., 3.125%, 6/15/12               $    495,000
                                                                                    ------------
                                  Total Telecommunication Services                  $    495,000
------------------------------------------------------------------------------------------------
                                  TOTAL CONVERTIBLE BONDS & NOTES
                                  (Cost $3,610,456)                                 $  2,374,919
------------------------------------------------------------------------------------------------
                                  FLOATING RATE LOAN INTERESTS -- 40.8% of Net Assets (i)
                                  ENERGY -- 0.5%
                                  Integrated Oil & Gas -- 0.2%
      340,000        BBB-/Ba2     Hudson Products Holdings, Inc., Term Loan, 8.0%,
                                  8/24/15                                           $    294,100
------------------------------------------------------------------------------------------------
                                  Oil & Gas Exploration & Production -- 0.3%
      400,000          B/B3       Venoco, Inc., Second Lien Term Loan, 6.813%,
                                  9/20/11                                           $    304,000
                                                                                    ------------
                                  Total Energy                                      $    598,100
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                            Value
                                  MATERIALS -- 4.8%
                                  Diversified Chemicals -- 0.7%
    1,000,000        BB+/Ba1      Huntsman International LLC, New Dollar Term Loan B,
                                  4.969%, 4/21/14                                        $    869,643
-----------------------------------------------------------------------------------------------------
                                  Paper Packaging -- 0.7%
      595,466         B+/B1       Graham Packaging Co., L.P., New Term Loan,
                                  5.063% - 6.313%, 10/7/11                               $    487,687
      492,726         B-/B3       Graphic Packaging International, Inc., Incremental
                                  Term Loan, 5.884% - 7.5%, 5/16/14                           419,741
                                                                                         ------------
                                                                                         $    907,428
-----------------------------------------------------------------------------------------------------
                                  Steel -- 1.6%
    1,307,620         BB-/B3      Algoma Steel, Inc., Term Loan, 5.35%, 6/20/13          $  1,059,172
    1,306,771         NR/B1       Niagara Corp., Term Loan, 8.5%, 6/29/14                     901,672
                                                                                         ------------
                                                                                         $  1,960,844
-----------------------------------------------------------------------------------------------------
                                  Forest Products -- 0.9%
    1,500,000         NR/Ba3      Ainsworth Lumber Co., Ltd., Term Loan, 8.25%,
                                  6/26/14                                                $  1,080,000
-----------------------------------------------------------------------------------------------------
                                  Paper Products -- 0.9%
    1,424,074         BB+/NR      Georgia-Pacific LLC, Term Loan B, 4.219% - 4.551%,
                                  12/20/12                                               $  1,186,334
                                                                                         ------------
                                  Total Materials                                        $  6,004,249
-----------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 3.1%
                                  Aerospace & Defense -- 1.5%
      738,482         B+/NR       Aeroflex, Inc., Tranche B-2 Term Loan, 6.563%,
                                  8/15/14                                                $    590,786
      500,231         BB-/NR      DAE Aviation Holdings, Inc., Tranche B-1 Term Loan,
                                  7.17% - 7.47%, 7/31/14                                      372,672
      497,462        BB+/Ba3      Spirit Aerosystems, Inc., Term Loan B, 6.5%, 9/30/13        424,086
      494,374         NR/NR       Standard Aero, Ltd., Tranche B-2 Term Loan, 6.55%,
                                  7/31/14                                                     491,902
                                                                                         ------------
                                                                                         $  1,879,446
-----------------------------------------------------------------------------------------------------
                                  Construction, Farm Machinery & Heavy Trucks -- 1.6%
    1,000,000        BB-/Ba3      Accuride Corp., Term Loan, 6.0% - 6.688%, 1/31/12      $    757,500
    2,000,000         BB-/B2      Rental Service Corp., Second Lien Initial Term Loan,
                                  7.61% - 7.71%, 11/30/13                                   1,235,000
                                                                                         ------------
                                                                                         $  1,992,500
                                                                                         ------------
                                  Total Capital Goods                                    $  3,871,946
-----------------------------------------------------------------------------------------------------
                                  COMMERCIAL & PROFESSIONAL SERVICES -- 1.2%
                                  Diversified Commercial & Professional Services -- 0.4%
      740,625         BB+/B1      Asset Acceptance Capital Corp., Tranche B Term Loan,
                                  4.99% - 6.25%, 6/12/13                                 $    566,578
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    25

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
                                     Environmental & Facilities Services -- 0.8%
     1,234,375          BB-/Ba3      Synagro Technologies, Inc., First Lien Term Loan,
                                     4.81% - 5.77%, 4/2/14                                $    956,641
                                                                                          ------------
                                     Total Commercial & Professional Services             $  1,523,219
------------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 1.1%
                                     Air Freight & Logistics -- 1.1%
       439,482           NR/Ba2      Ceva Group Plc, Pre-Funded LC Loan, 3.662%,
                                     11/4/13                                              $    352,684
     1,323,597           NR/Ba2      Ceva Group Plc, U.S. Term Loan, 6.171%, 11/4/13         1,062,186
                                                                                          ------------
                                     Total Transportation                                 $  1,414,870
------------------------------------------------------------------------------------------------------
                                     AUTOMOBILES & COMPONENTS -- 0.6%
                                     Tires & Rubber -- 0.6%
     1,000,000           BB/Ba1      Goodyear Tire & Rubber Co., Second Lien Term Loan,
                                     4.78%, 4/30/14                                       $    711,667
                                                                                          ------------
                                     Total Automobiles & Components                       $    711,667
------------------------------------------------------------------------------------------------------
                                     CONSUMER DURABLES & APPAREL -- 0.9%
                                     Homebuilding -- 0.1%
     2,000,000(g)       BB+/Ba2      LandSource Communities Development LLC, Second
                                     Lien Facility Term Loan, 10.5%, 2/27/14              $    100,000
------------------------------------------------------------------------------------------------------
                                     Housewares & Specialties -- 0.5%
       925,583          BB-/Ba3      Yankee Candle Co., Inc., Term Loan, 5.26% - 5.77%,
                                     2/6/14                                               $    624,769
------------------------------------------------------------------------------------------------------
                                     Apparel, Accessories & Luxury Goods -- 0.3%
       505,978          BB-/Ba2      Hanesbrands, Inc., First Lien Term Loan B, 5.25% -
                                     5.266%, 9/5/13                                       $    432,400
                                                                                          ------------
                                     Total Consumer Durables & Apparel                    $  1,157,169
------------------------------------------------------------------------------------------------------
                                     CONSUMER SERVICES -- 1.3%
                                     Casinos & Gaming -- 1.3%
     1,000,000            B/NR       Fontainebleau Las Vegas LLC, Initial Term Loan,
                                     6.065%, 6/6/14                                       $    475,000
       220,458           B-/B2       Gateway Casinos & Entertainment, First Lien Delayed
                                     Draw Term Loan, 6.553%, 9/30/14                           110,229
     1,094,025           BB-/NR      Gateway Casinos & Entertainment, First Lien Term
                                     Loan, 6.553%, 9/30/14                                     547,012
     1,000,000          BB-/Caa1     Gateway Casinos & Entertainment, Second Lien Term
                                     Loan, 9.553%, 3/31/15                                     493,333
                                                                                          ------------
                                     Total Consumer Services                              $  1,625,574
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                               Value
                                  MEDIA -- 2.4%
                                  Broadcasting -- 1.3%
    1,000,000         B+/Ba3      Insight Midwest Holdings LLC, Term Loan B, 5.93%,
                                  4/7/14                                                    $    791,667
      593,434         B+/B1       Stratos Global Corp., Facility Term Loan B, 6.262%,
                                  2/13/12                                                        489,583
      675,000         B/Ba3       Univision Communications, Inc., Initial Term Loan,
                                  5.049% - 5.75%, 9/29/14                                        366,863
                                                                                            ------------
                                                                                            $  1,648,113
--------------------------------------------------------------------------------------------------------
                                  Cable & Satellite -- 0.1%
      161,289         B-/B3       Knology, Inc., Term Loan, 6.4%, 6/30/12                   $    116,935
--------------------------------------------------------------------------------------------------------
                                  Movies & Entertainment -- 0.5%
      971,500         B+/B1       Lodgenet Entertainment Corp., Closing Date Term
                                  Loan, 5.77%, 4/4/14                                       $    568,328
--------------------------------------------------------------------------------------------------------
                                  Publishing -- 0.5%
      926,401         NR/B1       RH Donnelley, Inc., Tranche D-1 Term Loan,
                                  6.75% - 7.46%, 6/30/11                                    $    605,635
                                                                                            ------------
                                  Total Media                                               $  2,939,011
--------------------------------------------------------------------------------------------------------
                                  FOOD, BEVERAGE & TOBACCO -- 0.5%
                                  Packaged Foods & Meats -- 0.5%
      744,332         BB/B1       Dean Foods Co., Tranche B Term Loan,
                                  4.62% - 5.27%, 4/2/14                                     $    560,808
                                                                                            ------------
                                  Total Food, Beverage & Tobacco                            $    560,808
--------------------------------------------------------------------------------------------------------
                                  HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                  Personal Products -- 0.5%
      793,955         NR/Ba3      Brickman Group Holdings, Inc., Tranche B Term Loan,
                                  5.118%, 1/23/14                                           $    623,254
                                                                                            ------------
                                  Total Household & Personal Products                       $    623,254
--------------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 5.1%
                                  Health Care Equipment & Services -- 1.2%
    1,728,015         NR/B2       Talecris Biotherapeutics Holdings Corp., First Lien Term
                                  Loan, 6.31%, 12/6/13                                      $  1,542,253
--------------------------------------------------------------------------------------------------------
                                  Health Care Supplies -- 0.9%
       54,000         NR/NR       Bausch & Lomb, Inc., Delayed Draw Term Loan,
                                  6.051% - 7.012%, 4/24/15                                  $     43,830
      357,299         NR/NR       Bausch & Lomb, Inc., Parent Term Loan, 6.051% -
                                  7.012%, 4/24/15                                                290,008
      493,750         B+/B2       IM US Holdings LLC, First Lien Term Loan,
                                  5.476% - 5.5%, 6/26/14                                         364,552
      600,000         B+/B2       IM US Holdings LLC, Second Lien Term Loan, 7.75%,
                                  6/26/15                                                        420,000
                                                                                            ------------
                                                                                            $  1,118,390
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    27

Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                           Value
                                  Health Care Services -- 1.8%
    1,365,580        BB-/Ba3      Catalent Pharma Solutions, Inc., Dollar Term Loan,
                                  6.012%, 4/10/14                                       $    884,213
      713,997         B+/B3       Hanger Orthopedic Group, Inc., Tranche B Term Loan,
                                  5.18%, 5/26/13                                             560,487
      993,241          B/B3       HealthSouth Corp., Term Loan, 4.99% - 6.0%,
                                  3/11/13                                                    825,355
                                                                                        ------------
                                                                                        $  2,270,055
----------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 1.2%
      907,327         B+/NR       Community Health Systems, Inc., Term Loan,
                                  4.719% - 5.06%, 7/25/14                               $    729,377
       98,225         B+/B1       Sun Healthcare Group, Inc., Delayed Draw Term Loan,
                                  5.042% - 5.762%, 4/19/14                                    71,213
      162,256         B+/B1       Sun Healthcare Group, Inc., Synthetic LC Loan,
                                  3.604%, 4/19/14                                            117,636
      706,608         B+/B1       Sun Healthcare Group, Inc., Term Loan, 4.81% -
                                  5.541%, 4/19/14                                            512,291
                                                                                        ------------
                                                                                        $  1,430,517
                                                                                        ------------
                                  Total Health Care Equipment & Services                $  6,361,215
----------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 0.7%
                                  Pharmaceuticals -- 0.5%
      744,375         NR/NR       Mylan, Inc., U.S. Tranche B Term Loan, 6.625% -
                                  7.063%, 10/2/14                                       $    642,688
----------------------------------------------------------------------------------------------------
                                  Life Sciences Tools & Services -- 0.2%
      250,000        NR/Baa3      Invitrogen Corp., Term Loan B, 3.0%, 6/11/16          $    233,438
                                                                                        ------------
                                  Total Pharmaceuticals & Biotechnology & Life
                                  Sciences                                              $    876,126
----------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 4.0%
                                  Other Diversified Financial Services -- 1.2%
      995,000         BB/Ba2      Metavante Corp., Term Loan, 4.551%, 11/1/14           $    815,900
      800,000        NR/Baa3      SRAM LLC., Term Loan, 8.75%, 9/30/14                       740,000
                                                                                        ------------
                                                                                        $  1,555,900
----------------------------------------------------------------------------------------------------
                                  Specialized Finance -- 1.2%
      845,609         BB-/B3      Ace Cash Express, Inc., Term Loan, 6.77%, 10/5/13     $    600,383
      977,194         B-/B2       Collect Acquisition Corp., Term Loan B,
                                  7.06% - 8.02%, 5/15/13                                     842,830
                                                                                        ------------
                                                                                        $  1,443,213
----------------------------------------------------------------------------------------------------
                                  Consumer Finance -- 1.1%
      995,773         BB-/NR      Dollar Financial Corp., Canadian Borrower Term Loan,
                                  6.52%, 10/30/12                                       $    771,724
      732,186         BB-/NR      Dollar Financial Corp., Delayed Draw Term Loan,
                                  6.52%, 10/30/12                                            567,444
                                                                                        ------------
                                                                                        $  1,339,168
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                            Value
                                 Investment Banking & Brokerage -- 0.5%
     694,750         NR/NR       MSCI, Inc., Term Loan B, 5.31%, 11/20/14               $    587,064
                                                                                        ------------
                                 Total Diversified Financials                           $  4,925,345
----------------------------------------------------------------------------------------------------
                                 INSURANCE -- 3.3%
                                 Insurance Brokers -- 2.3%
   1,485,000         B-/B3       Alliant Holdings I, Inc., Term Loan, 6.762%, 8/21/14   $  1,024,650
     108,886          B/B2       HUB International, Ltd., Delay Draw Term Loan,
                                 6.262%, 6/13/14                                              75,131
     484,440          B/B3       HUB International, Ltd., Initial Term Loan, 6.262%,
                                 6/13/14                                                     334,264
   1,975,000         B-/B2       USI Holdings Corp., Tranche B Term Loan, 6.52%,
                                 5/5/14                                                    1,436,813
                                                                                        ------------
                                                                                        $  2,870,858
----------------------------------------------------------------------------------------------------
                                 Multi-Line Insurance -- 1.0%
     791,489         B-/B2       AmWins Group, Inc., Initial Term Loan, 4.99% - 5.31%,
                                 6/8/13                                                 $    577,787
   1,000,000         B-/B2       AmWins Group, Inc., Second Lien Initial Term Loan,
                                 7.97%, 6/9/14                                               630,000
                                                                                        ------------
                                                                                        $  1,207,787
                                                                                        ------------
                                 Total Insurance                                        $  4,078,645
----------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 2.7%
                                 IT Consulting & Other Services -- 1.2%
   1,969,925         B+/Ba3      SunGard Data Systems, Inc., New U.S.Term Loan,
                                 4.553%, 2/28/14                                        $  1,518,249
----------------------------------------------------------------------------------------------------
                                 Application Software -- 0.6%
     992,366          B/B1       Nuance Communications, Inc., Term Loan, 5.96%,
                                 3/31/13                                                $    747,582
----------------------------------------------------------------------------------------------------
                                 Systems Software -- 0.9%
   1,439,788         BB-/B3      Vangent, Inc., Term Loan, 4.82%, 2/14/13               $  1,051,045
                                                                                        ------------
                                 Total Software & Services                              $  3,316,876
----------------------------------------------------------------------------------------------------
                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 1.3%
                                 Electronic Equipment & Instruments -- 1.3%
   1,410,294         BB/Ba2      H3C Holdings, Ltd., Tranche B Term Loan, 6.701%,
                                 9/28/12                                                $  1,212,853
     509,850          B/B3       Scitor Corp., Term Loan, 7.96%, 9/26/14                     451,217
                                                                                        ------------
                                 Total Technology Hardware & Equipment                  $  1,664,070
----------------------------------------------------------------------------------------------------
                                 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.5%
                                 Semiconductor Equipment -- 0.5%
     987,437        BB-/Ba3      Freescale Semiconductor, Inc., Term Loan, 4.236%,
                                 11/29/13                                               $    675,572
                                                                                        ------------
                                 Total Semiconductors & Semiconductor Equipment         $    675,572
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    29

Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                          Value
                                        TELECOMMUNICATION SERVICES -- 2.8%
                                        Alternative Carriers -- 0.7%
     1,209,714              B-/Ba3      PAETEC Holding Corp., Replacement Term Loan,
                                        6.204%, 2/28/13                                      $    804,460
---------------------------------------------------------------------------------------------------------
                                        Integrated Telecommunication Services -- 0.3%
       439,336              B+/B2       Telesat Canada, U.S. Term I Loan, 5.8% - 6.71%,
                                        10/31/14                                             $    336,458
        37,734              B+/B2       Telesat Canada, U.S. Term II Loan, 5.89% - 6.77%,
                                        10/31/14                                                   28,898
                                                                                             ------------
                                                                                             $    365,356
---------------------------------------------------------------------------------------------------------
                                        Wireless Telecommunication Services -- 1.8%
       987,374              B-/B1       Cricket Communications, Inc., Term Loan B, 7.262%,
                                        6/16/13                                              $    841,384
     1,727,960               B/B1       MetroPCS Wireless, Inc., New Tranche B Term Loan,
                                        5.5% - 6.0%, 11/4/13                                    1,434,639
                                                                                             ------------
                                                                                             $  2,276,023
                                                                                             ------------
                                        Total Telecommunication Services                     $  3,445,839
---------------------------------------------------------------------------------------------------------
                                        UTILITIES -- 3.5%
                                        Multi-Utilities -- 0.8%
     1,158,000              BB/Ba3      Goodman Global, Inc., Term Loan, 7.708%, 2/13/14     $    946,665
---------------------------------------------------------------------------------------------------------
                                        Independent Power Producers & Energy Traders -- 2.7%
     1,970,113              NR/NR       Calpine Corp., First Priority Term Loan, 6.645%,
                                        3/31/14                                              $  1,585,237
       187,926               B/B2       Mach Gen LLC, First Lien Synthetic LC Loan, 3.512%,
                                        2/22/13                                                   174,771
     1,782,130               B/B2       Mach Gen LLC, First Lien Term Loan B, 4.81%,
                                        2/22/14                                                 1,657,381
                                                                                             ------------
                                                                                             $  3,417,389
                                                                                             ------------
                                        Total Utilities                                      $  4,364,054
---------------------------------------------------------------------------------------------------------
                                        TOTAL FLOATING RATE LOAN INTERESTS
                                        (Cost $67,313,064)                                   $ 50,737,609
---------------------------------------------------------------------------------------------------------
     Shares
                                        COMMON STOCK -- 0.0% of Net Assets
                                        MATERIALS -- 0.0%
                                        Forest Products -- 0.0%
        13,963(j)(m)                    Ainsworth Lumber Co., Ltd.                           $     18,375
---------------------------------------------------------------------------------------------------------
                                        TOTAL COMMON STOCK
                                        (Cost $97,187)                                       $     18,375
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Shares                                                                            Value
                             CONVERTIBLE PREFERRED STOCK -- 0.3% of Net Assets
                             DIVERSIFIED FINANCIALS -- 0.3%
                             Other Diversified Financial Services -- 0.3%
     595                     Bank of America Corp.                                $    416,500
----------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE PREFERRED STOCK
                             (Cost $490,737)                                      $    416,500
----------------------------------------------------------------------------------------------
                             WARRANTS -- 0.0% of Net Assets
                             REAL ESTATE -- 0.0%
                             Real Estate Development -- 0.0%
 750,000(j)                  Neo-China Group Holdings, Ltd., Expires 7/22/12
                             (144A)                                               $     24,192
----------------------------------------------------------------------------------------------
                             TOTAL WARRANTS
                             (Cost $17,012)                                       $     24,192
----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
                             TEMPORARY CASH INVESTMENTS -- 4.7% of Net Assets
                             SECURITIES LENDING COLLATERAL -- 4.7%(k)
                             Certificates of Deposit:
 127,309                     Abbey National Plc, 3.15%, 8/13/09                   $    127,309
 127,309                     Banco Santander NY, 3.09%, 12/22/08                       127,309
  46,085                     Bank of Scotland NY, 2.89%, 11/4/08                        46,085
  76,616                     Bank of Scotland NY, 2.96%, 11/3/08                        76,616
 203,925                     Bank of Scotland NY, 3.01%, 6/5/09                        203,925
 127,309                     Bank of Scotland NY, 3.06%, 3/5/09                        127,309
 229,848                     Barclays Bank, 2.85%, 5/27/09                             229,848
  40,325                     Calyon NY, 4.62%, 1/16/09                                  40,325
 255,195                     CBA, 4.87%, 7/16/09                                       255,195
 229,848                     DNB NOR Bank ASA NY, 3.04%, 6/5/09                        229,848
 233,880                     Intesa SanPaolo S.p.A., 2.88%, 5/22/09                    233,880
 229,848                     New York Life Global, 2.99%, 9/4/09                       229,848
  12,097                     NORDEA NY, 3.68%, 12/1/08                                  12,097
  14,978                     NORDEA NY, 4.13%, 4/9/09                                   14,978
 191,252                     Royal Bank of Canada NY, 3.0%, 8/7/09                     191,252
  25,347                     Skandinavian Enskilda Bank NY, 2.79%, 2/13/09              25,347
 255,195                     Societe Generale, 3.29%, 9/4/09                           255,195
 229,848                     Svenska Bank NY, 4.61%, 7/8/09                            229,848
 255,195                     U.S. Bank NA, 2.91%, 8/24/09                              255,195
                                                                                  ------------
                                                                                  $  2,911,409
----------------------------------------------------------------------------------------------
                             Commercial Paper:
 250,586                     American Honda Finance Corp., 4.95%, 7/14/09         $    250,586
 127,309                     Bank of Nova Scotia, 3.14%, 5/5/09                        127,309
  24,194                     BBVA U.S., 2.83%, 3/12/09                                  24,194


The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    31

Principal
Amount
USD ($)                                                                      Value
                          Commercial Paper -- (continued):
       127,309            CME Group, Inc., 3.0%, 8/6/09                      $    127,309
       127,309            General Electric Capital Corp., 2.86%, 3/16/09          127,309
       114,636            General Electric Capital Corp., 4.25%, 1/5/09           114,636
       254,619            HSBC Bank, Inc., 3.2%, 8/14/09                          254,619
        47,237            IBM, 2.85%, 2/13/09                                      47,237
       127,309            IBM, 3.03%, 9/25/09                                     127,309
        76,616            John Deere Capital Corp., 2.82%, 12/12/08                76,616
       229,848            Met Life Global Funding, 3.19%, 6/12/09                 229,848
        25,347            Met Life, Inc., 2.7%, 11/3/08                            25,347
       255,195            Monumental Global Funding, Ltd., 3.2%, 8/17/09          255,195
       216,599            Westpac Banking Corp., 2.34%, 6/1/09                    216,599
                                                                             ------------
                                                                             $  2,004,113
-----------------------------------------------------------------------------------------
                          Tri-party Repurchase Agreements:
       510,389            ABN Amro, 0.2%, 11/3/08                            $    510,389
        62,215            Barclays Capital Markets, 0.2%, 11/3/08                  62,215
                                                                             ------------
                                                                             $    572,604
-----------------------------------------------------------------------------------------
                          Money Market Mutual Fund:
       255,195            JPMorgan, U.S. Government Money Market Fund        $    255,195
-----------------------------------------------------------------------------------------
                          Other:
        17,282            ABS CFAT 2008-A A1, 3.005%, 4/27/09                $     17,282
-----------------------------------------------------------------------------------------
                          TOTAL SECURITIES LENDING COLLATERAL
                          (Cost $5,760,603)                                  $  5,760,603
-----------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS IN SECURITIES -- 141.1%
                          (Cost $240,261,340) (j)                            $175,558,361
-----------------------------------------------------------------------------------------
                          OTHER ASSETS AND LIABILITIES -- (41.1)%            $(51,146,289)
-----------------------------------------------------------------------------------------
                          NET ASSETS APPLICABLE TO COMMON
                          SHAREOWNERS -- 100.0%                              $124,412,072
-----------------------------------------------------------------------------------------

NR     Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2008, the value of these securities amounted to $73,812,238 or 59.3% of total net assets applicable to common shareowners.

(a) Floating rate note. The rate shown is the coupon rate at October 31, 2008.

(b) Payment-in-Kind (PIK) security which may pay interest in additional principal amount.

(c) On October 31, 2008, the security was not in default but defaulted after the period end.

(d)    Security is a perpetual bond and has no definite maturity date.

(e)    Security is priced as a unit.

The accompanying notes are an integral part of these financial statements.

32    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the coupon rate at October 31, 2008.

(g)    Security is in default and is non-income producing.

(h) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $441,591. The aggregate value $125,537 represents 0.1% of total net assets applicable to common shareowners.

(i) Floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
       (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit (iv) other base lending rates used by commercial lenders. The interest rate shown is the coupon rate accruing at October 31, 2008.

(j)    Non-income producing.

(k)    Security lending collateral is managed by Credit Suisse.

(l) At October 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $241,102,055 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $    223,533
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (65,767,227)
                                                                                   ------------
       Net unrealized loss                                                         $(65,543,694)
                                                                                   ------------

       For financial reporting purposes net unrealized loss was $64,702,979 and cost of investments aggregated $240,261,340.

(m)    At October 31, 2008, the following securities were out on loan:

Principal
Amount
USD ($)        Description                                                 Value
1,138,000      Accuride Corp., 8.5%, 2/1/15                                $ 479,382
1,000,000      AEP Industries, Inc., 7.875%, 3/15/13                         649,844
   45,000      Ainsworth Lumber Co., Ltd., 11.0%, 7/29/15 (144A)              32,751
  864,000      Allison Transmission, Inc., 11.0%, 11/1/15 (144A)             574,296
  390,000      Angiotech Pharmaceuticals, Inc., 7.75%, 4/1/14                158,519
  645,000      Aventine Renewable Energy Holdings, Inc., 10.0%, 4/1/17       182,750
  297,000      C8 Capital SPV, Ltd., 6.64% (144A)                            145,940
  202,000      Central Garden & Pet Co., 9.125%, 2/1/13                      125,757
   30,000      CCH I LLC, 11.0%, 10/1/15                                      13,841
  272,000      Duane Reade, Inc., 9.75%, 8/1/11                              184,036
1,732,000      Freescale Semiconductor, Inc., 10.125%, 12/15/16              750,389
1,670,000      Georgia Gulf Corp., 10.75%, 10/15/16                          424,980
  600,000      Graham Packaging Co., Inc., 9.875%, 10/15/14                  376,649
  200,000      MBIA Insurance Corp., 14.0%, 1/15/33 (144A)                   116,167

The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    33

Principal
Amount
USD ($)               Description                                         Value
  970,000         PAETEC Holding Corp., 9.5%, 7/15/15                 $  604,027
   43,000         Tenneco, Inc., 8.625%, 11/15/14                         22,135
  283,000         Tronox Worldwide LLC, 9.5%, 12/1/12*                    73,387
  720,000         Trump Entertainment Resorts, Inc., 8.5%, 6/1/15        147,730
  450,000         TuranAlem Finance BV, 8.5%, 2/10/15 (144A)             143,500
  400,000         VeraSun Energy Corp., 9.375%, 6/1/17                    45,521
   49,000         VeraSun Energy Corp., 9.875%, 12/15/12                  18,855
  495,000         Yankee Acquisition Corp., 9.75%, 2/15/17               242,838
   Shares
   13,800         Ainsworth Lumber Co., Ltd.                              17,623
--------------------------------------------------------------------------------
                                                                      $5,530,917
================================================================================

*      Awaiting pending sales, portion not part of portfolio at period end.

Glossary of Terms:

LC -- Letter of Credit

Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.

EURO  Euro
NOK   Norwegian Krone

Purchases and sales of securities (excluding temporary cash investments) for the period ended October 31, 2008, aggregated $42,405,559 and $45,041,753, respectively.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of October 31, 2008, in valuing the Trust's assets:

                                                    Investments       Other Financial
Valuation Inputs                                    in Securities     Instruments*
Level 1 -- Quoted Prices                            $     434,875     $  (56,769)
Level 2 -- Other Significant Observable Inputs        175,123,486             --
Level 3 -- Significant Unobservable Inputs                     --             --
--------------------------------------------------------------------------------
Total                                               $ 175,558,361     $  (56,769)
================================================================================

*    Other financial instruments include foreign currency contracts.

The accompanying notes are an integral part of these financial statements.

34    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Statement of Assets and Liabilities | 10/31/08 (unaudited)

ASSETS:
  Investments in securities, at value
   (including securities loaned of $5,530,917)
   (cost $240,261,340)                                                   $175,558,361
  Cash                                                                      1,633,244
  Foreign currencies, at value (cost $507,057)                                786,537
  Receivables --
   Investment securities sold                                               1,851,833
   Paydowns                                                                    12,473
   Interest                                                                 4,290,783
   Commitment fees                                                              1,135
  Prepaid expenses                                                             12,897
--------------------------------------------------------------------------------------
     Total assets                                                        $184,147,263
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Notes payable                                                         $ 53,000,000
   Investment securities purchased                                            245,000
   Upon return of securities loaned                                         5,760,603
   Forward foreign currency portfolio hedge contracts -- net                   56,769
  Depreciation on unfunded corporate loans -- net                             296,898
  Unamortized facility fee                                                      2,029
  Due to affiliates                                                           123,649
  Accrued interest expense                                                    128,580
  Accrued expenses                                                            121,663
--------------------------------------------------------------------------------------
     Total liabilities                                                   $ 59,735,191
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $194,273,750
  Distribution in excess of investment income                                (554,219)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                            (4,481,006)
  Net unrealized loss on investments                                      (64,999,877)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                   173,424
--------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                         $124,412,072
======================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Based on $124,412,072/8,154,188 shares                                 $      15.26
======================================================================================

The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    35

Statement of Operations (unaudited)

For the Six Months Ended 10/31/08

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld $4,419)                         $ 11,528,075
  Dividends                                                                      9,244
  Facility and other fees                                                       17,875
  Income from securities loaned, net                                            98,190
---------------------------------------------------------------------------------------------------------
     Total investment income                                                                 $ 11,653,384
---------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $  1,003,455
  Administrative fees                                                          103,297
  Transfer agent fees and expenses                                              32,650
  Custodian fees                                                                66,988
  Registration fees                                                              8,568
  Professional fees                                                             38,507
  Printing expenses                                                             21,833
  Trustees' fees                                                                 4,163
  Pricing fees                                                                  21,663
  Commitment fees                                                               12,251
  Miscellaneous                                                                 14,873
---------------------------------------------------------------------------------------------------------
   Net operating expenses                                                                    $  1,328,248
---------------------------------------------------------------------------------------------------------
     Interest expense                                                                        $  1,084,255
---------------------------------------------------------------------------------------------------------
   Net operating expenses and interest expense                                               $  2,412,503
     Less management fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc. ("PIM")                                               (160,405)
---------------------------------------------------------------------------------------------------------
   Net expenses                                                                              $  2,252,098
---------------------------------------------------------------------------------------------------------
     Net investment income                                                                   $  9,401,286
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                            $ (3,086,652)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         951,406       $ (2,135,246)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) from:
   Investments                                                            $(52,262,471)
   Unfunded corporate loans                                                   (210,806)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         329,526       $(52,143,751)
---------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                  $(54,278,997)
---------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                       $(44,877,711)
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

36    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Statement of Changes in Net Assets

For the Six Months Ended 10/31/08 and for the Period from 5/30/07 (Commencement of Operations) to 4/30/08

                                                                      Six Months Ended
                                                                      10/31/08           5/30/07
                                                                      (unaudited)        to 4/30/08
FROM OPERATIONS:
Net investment income                                                 $   9,401,286      $ 14,317,592
Net realized loss on investments and foreign currency
  transactions                                                           (2,135,246)       (1,862,742)
Change in net unrealized loss on investments and foreign
  currency transactions                                                 (52,143,751)      (12,682,702)
-----------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations               $ (44,877,711)     $   (227,852)
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income ($1.254 per share and $1.78 per share,
  respectively)                                                       $ (10,225,352)     $(14,530,763)
-----------------------------------------------------------------------------------------------------
     Total distributions to common shareowners                        $ (10,225,352)     $(14,530,763)
-----------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Net proceeds from the issuance of shares                              $          --      $174,287,500
Net proceeds from the underwriters' over-allotment option
  exercised                                                                      --        20,293,750
Offering expenses charged to paid-in-capital                          $          --          (407,500)
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Trust share
     transactions                                                     $          --      $194,173,750
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                              $ (55,103,063)     $179,415,135
NET ASSETS:
Beginning of period                                                     179,515,135           100,000
-----------------------------------------------------------------------------------------------------
End of period                                                         $ 124,412,072      $179,515,135
-----------------------------------------------------------------------------------------------------
Undistributed (distribution in excess) of net investment income       $    (554,219)     $    269,847
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    37

Statement of Cash Flows (unaudited)

For the Six Months Ended 10/31/08

Cash Flows From Operating Activities
   Net investment income                                       $   9,401,286
----------------------------------------------------------------------------
Adjustment to Reconcile Net Investment Income to Net Cash
and Foreign Currency Provided from Operating Activities
  Purchase of investment securities                            $(760,559,370)
  Proceeds from disposition of investment securities             799,103,409
  Increase in receivable for investments sold                     (1,396,588)
  Increase in paydowns receivable                                     (9,973)
  Increase in interest and foreign tax reclaim receivable            (50,492)
  Increase in commitment fees receivable                                (166)
  Decrease in interest payable                                        (1,192)
  Decrease in payable for investments purchased                   (7,147,110)
  Increase in accrued expenses and other liabilities                  73,185
  Increase in unrealized appreciation on foreign currency
   transactions                                                      400,449
  Net realized gain from foreign currency transactions               951,406
  Net amortization/(accretion) of premium/(discount)                (518,011)
----------------------------------------------------------------------------
   Net cash and foreign currency from operating activities     $  40,246,833
----------------------------------------------------------------------------
Cash Flows Used in Financing Activities
  Decrease in notes payable                                    $ (15,000,000)
  Cash dividends paid to common shareowners                      (11,839,881)
  Decrease in bank overdrafts                                    (10,987,171)
----------------------------------------------------------------------------
   Net cash flow used in financing activities                  $ (37,827,052)
----------------------------------------------------------------------------
   Net increase in cash and foreign currency                   $   2,419,781
----------------------------------------------------------------------------
Cash and Foreign Currency
  Beginning of the period                                      $          --
----------------------------------------------------------------------------
  End of the period                                            $   2,419,781
============================================================================

The accompanying notes are an integral part of these financial statements.

38    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

Financial Highlights

                                                                      Six Months
                                                                      Ended               5/30/07 (b)
                                                                      10/31/08            to
                                                                      (unaudited)         4/30/08
 Per Share Operating Performance
 Net asset value, beginning of period                                 $   22.02           $   23.88(c)
---------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:(a)
  Net investment income                                               $    1.15           $    1.77
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                         (6.66)              (1.80)
---------------------------------------------------------------------------------------------------
    Net decrease from investment operations                           $   (5.51)          $   (0.03)
 Distributions from net investment                                        (1.25)              (1.78)
 Capital charge with respect to issuance of shares                           --               (0.05)(c)
---------------------------------------------------------------------------------------------------
 Net decrease in net asset value                                      $   (6.76)          $   (1.86)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period(d)                                    $   15.26           $   22.02
---------------------------------------------------------------------------------------------------
 Market value, end of period(d)                                       $   13.11           $   20.47
---------------------------------------------------------------------------------------------------
 Total return at market value (e)                                        (31.16)%            (10.67)%
 Ratios to average net assets
  Net operating expenses                                                   1.38%(f)            0.99%(f)
  Interest expense                                                         1.28%(f)            0.33%(f)
  Net expenses                                                             2.66%(f)            1.32%(f)
  Net investment income                                                   11.09%(f)            8.48%(f)
 Portfolio turnover                                                          19%                 21%
 Net assets, end of period (in thousands)                             $ 124,412           $ 179,515
 Ratios to average net assets before waivers and reimbursements of expenses
  Net operating expenses                                                   1.57%(f)            1.29%(f)
  Interest expense                                                         1.28%(f)            0.33%(f)
  Net expenses                                                             2.85%(f)            1.62%(f)
  Net investment income                                                   10.90%(f)            8.18%(f)
===================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Trust shares were first publicly offered on May 24, 2007 and commenced operations on May 30, 2007.
(c) Net asset value immediately after the closing of the first public offering was $23.83.
(d) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(e) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns less than a full period is not annualized. Past performance is not a guarantee of future results.
(f)  Annualized.

The information above represents the operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    39

Notes to Financial Statements | 10/31/08 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Investment Management, Inc. ("PIM"), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredit S.p.A. ("UniCredit"), of 4,188 shares of beneficial interest at an aggregate purchase price of $100,000. PIM had agreed to reimburse all the Trust's organizational expenses and to pay the amount by which the aggregate offering costs (other than the sales load) exceed $0.05 per share of the common share offering. The investment objective of the Trust is to provide a high level of current income and, as a secondary objective, the Trust may seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's Shareowner reports from time to time. Please refer to those documents when considering the Trust's risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophic" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than


40    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08
higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For loan interests for which no reliable price quotes are available, such investments are valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations.

     Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities or Loan Interests for which quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. As of October 31, 2008, the Trust held no fair valued securities. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discounts and premiums on debt securities are accreted or amortized, respectively, daily, on an effective


      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    41
     yield to maturity basis and are included in interest income. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using the appropriate current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Trust enters into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 3).

D.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. All tax returns filed thus far are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal


42    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08
     income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain (loss) on investment and foreign currency transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Trust has elected to defer $1,725,324 in capital losses realized between November 1, 2007 and April 30, 2008 to its fiscal year ending April 30, 2009.

     At April 30, 2008, the Trust had a capital loss carryforward of $231,744 which will expire in 2016, if not utilized.

     The tax character of current year distributions paid to shareowners will be determined at the end of the fiscal year. Distributions paid during the period ended April 30, 2008 was as follows:

                                                                            2008
Distributions paid from:
Ordinary income                                                      $14,530,763
--------------------------------------------------------------------------------
  Total                                                              $14,530,763
================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at April 30, 2008.

Undistributed ordinary income                                      $   2,237,614
Capital loss carryforward                                               (231,744)
Post-October loss deferred                                            (1,725,324)
Dividend payable                                                      (1,614,529)
Unrealized depreciation                                              (13,424,632)
--------------------------------------------------------------------------------
  Total                                                            $ (14,758,615)
================================================================================

     The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only


      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    43
     account of the Trust's custodian, or subcustodians. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.   Securities Lending

     The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Trust's custodian acting as the lending agent. When entering into a loan, the Trust receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Trust also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities from the borrower on demand. The Trust invests cash collateral in cash equivalent investments. Securities lending collateral is managed by Credit Suisse.

G.   Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the American Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share


44    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08
     on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. For the six months ended October 31, 2008, the net management fee was equivalent to 0.71% of the Trust's average daily managed assets, which was equivalent to 0.99% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At October 31, 2008, $123,649 was payable to PIM related to management costs, administrative costs and certain other services and is in included in "Due to affiliates" on the Statement of Assets and Liabilities.

PIM has retained Princeton Administrators, LLC ("Princeton") to provide certain administrative and accounting services to the Trust on its behalf. PIM pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Princeton receives no compensation directly from the Trust.

Effective October 1, 2008, PIM has entered into a Research Services Agreement with Montpelier Capital Advisors, Ltd. ("Montpelier"). Under the research services agreement, Montpelier will provide research services to PIM with regard to event-linked bonds. PIM pays the Sub-adviser a flat fee of $325,000 annually. Prior to October 1, 2008, PIM had engaged Montpelier to act as the Trust's investment sub-adviser with respect to the Trust's investments in event-linked bonds. PIM paid Montpelier a monthly fee at an annual rate of 0.80% of the average daily value of the Trust's Sub-advised assets; provided, however,


      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    45
that such fee shall in no event be less than 0.15% of the Trust's average daily managed assets. The fee is paid quarterly in arrears. Montpelier receives no compensation directly from the Trust.

Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses excluding offering costs for common shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expense or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses to 0.90% of the Trust's average daily managed assets in year 1, 0.95% of the Trust's average daily managed assets in year 2 and 1.00% of the Trust's average daily managed assets in year 3. This is a contractual limit and may not be terminated by the adviser for three years. There can be no assurance that it will be continued after that time. For the six months ended October 31, 2008, the expense reduction under such arrangements was $160,405.

3. Forward Foreign Currency Contracts

The Trust may enter into contracts that obligate the Trust to deliver currencies at specified future dates. At the maturity of a contract, the Trust must make delivery of the specific currency. Alternatively, prior to the settlement date for these hedges, the Trust may close out such contracts by entering into offsetting hedge contracts.

Open portfolio hedge at October 31, 2008 was as follows:

              Net                                                                    Net
              Contracts        In Exchange       Settlement                          Unrealized
Currency      to (Deliver)     For US$           Date             US$ Value          Loss
EURO          (3,340,000)      $(4,173,163)      11/28/08         $ (4,229,932)      $ (56,769)
================================================================================================

At October 31, 2008, the Trust had no outstanding forward currency settlement hedges.

4. Unfunded Loan Commitments

As of October 31, 2008, the Trust had unfunded loan commitments of $582,404 which could be extended at the option of the borrower, pursuant to the following loan agreements:

                                                                   Unfunded Loan
Borrower                                                           Commitment
Bausch & Lomb, Inc., Delayed Draw Term Loan                        $ 36,000
Community Health Systems, Inc., Delayed
  Draw Term Loan                                                   $ 46,404
Fontainebleau Las Vegas Holding LLC, Delayed Draw Term Loan        $500,000

46    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

5. Loan Agreement

Effective February 8, 2008, the Trust entered into a $90,000,000 Revolving Credit Facility (the "Credit Agreement") with the Bank of Nova Scotia.

At October 31, 2008, the Trust had a borrowing outstanding under the Credit Agreement totaling $53,000,000. The interest rate charged at October 31, 2008 was 5.1375%. The average daily balance was $66,027,174 at a weighted average interest rate of 3.21%. With respect to the loan, interest expense of $1,084,255 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding. As of the date indicated below, the Trust's debt outstanding and asset coverage was as follows:

                                 Total                            Asset coverage
                                 Amount                           per $1,000 of
Date                             Outstanding                      Indebtedness
10/31/08                         $53,000,000                      $3,347

6. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.

7. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for six months ended 10/31/08 and the period from May 30, 2007 (commencement of investment operation) to April 30, 2008 were as follows:

                                                         10/31/08        4/30/08
Shares outstanding at beginning of period                8,154,18          4,188
Shares issued in connection with initial
  public offering                                              --      7,300,000
Shares issued from underwriters' over-allotment
  option exercised                                             --        850,000
--------------------------------------------------------------------------------
Shares outstanding at end of period                     8,154,188      8,154,188
================================================================================

Offering costs of $407,500 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital.


      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    47

8. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Trust's financial statement disclosures.

9. Subsequent Event

Subsequent to October 31, 2008, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.22 per common share payable November 28, 2008, to shareowners of record on November 14, 2008.


48    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

ADDITIONAL INFORMATION (unaudited)

During the period, there were no material changes in the Trust's investment objective or fundamental policies that were not approved by the shareowners. There were no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. There were no changes in the principle risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Results of Shareowner Meeting (unaudited)

On September 22, 2008, Pioneer Diversified High Income Trust held its annual meeting of shareowners to elect Class I Trustees. All Class I Trustees were elected. Here are the detailed results of the votes.

Proposal 1 - To elect Class I Trustees.

Nominee                            Affirmative                          Withheld
Benjamin M. Friedman                7,070,011                            158,826
--------------------------------------------------------------------------------
Margaret B.W. Graham                7,073,638                            155,199
--------------------------------------------------------------------------------
Daniel K. Kingsbury, Jr.            7,074,860                            153,977
--------------------------------------------------------------------------------


      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    49

Trustees, Officers and Service Providers

Trustees                                   Officers
John F. Cogan, Jr., Chairman               John F. Cogan, Jr., President
David R. Bock                              Daniel K. Kingsbury, Executive
Mary K. Bush                                 Vice President
Benjamin M. Friedman                       Mark E. Bradley, Treasurer
Margaret B.W. Graham                       Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Investment Sub-Adviser
Montpelier Capital Advisors, Ltd.

Sub-Administrator
Princeton Administrators, LLC

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


50    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

                           This page for your notes.

      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08    51

                           This page for your notes.

52    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                             1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                             Write to

General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website                                         www.amstock.com

This report must be accompanied by a prospectus.

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Information not required in semi annual reports on form NCSR.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Information not required in semi annual reports on form NCSR.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 29, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date December 29, 2008

* Print the name and title of each signing officer under his or her signature.